Exhibit 10.7

TENTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4

THIS TENTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of January 23, 2019 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated as of March 31, 2016, that certain Fifth Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 22, 2016, that certain Sixth Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 14, 2016, that certain Seventh Amendment to Amended and Restated Lease Agreement No. 4, dated as of May 3, 2017, that certain Eighth Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 28. 2017, and that certain Ninth Amendment to Amended and Restated Lease Agreement No. 4, dated as of January 17, 2019 (as so amended, the “Lease”);

WHEREAS, HPT TA Properties LLC is selling to Tenant, and Tenant is acquiring from HPT TA Properties LLC, the Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Center located at 1600 West US Hwy 20, Porter, Indiana 46304 (the “Sold Property”);

WHEREAS, Landlord and Tenant wish to amend the Lease to remove the Sold Property and to reflect a corresponding reduction in Minimum Rent; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Sold Property.  The Leased Property shall exclude the Sold Property, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Sold Property which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if the Sold Property remained a Property for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Sold Property.

2.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Six Million Two Hundred Six Thousand Three Hundred Seventy-Six and 00/100ths Dollars ($46,206,376.00), subject to adjustment as provided in Section 3.1.1(b).

3.             Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-42” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-42” attached hereto and (b) deleting the legal description for the Sold Property from Exhibit A-11 to the Lease and replacing it with “Intentionally deleted”.

4.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

5.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Tenth Amendment to Amended and Restated Lease Agreement No. 4]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Tenth Amendment to Amended and Restated Lease Agreement No. 4]

EXHIBITS A-1 through A-42

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	224	1806 Highway 371 W, Prescott, AR 71857	2015
A-2	41	46155 Dillon Road, Coachella, CA 92236	2015
A-3	346	28991 West Gonzaga Rd., Santa Nella, CA 95322	2015
A-4	148	5101 Quebec Street, Commerce City (Denver East), CO 80022	2015
A-5	22	327 Ruby Road, Willington, CT 06279	2015
A-6	53	556 St. Rt. 44, Wildwood, FL 34785	2015
A-7	45	P.O. Box 592, Madison, GA 30650	2015
A-8	367	5915 Monee Rd., Monee, IL 60449	2015
A-9	43	4510 Broadway, Mt. Vernon, IL 62864	2015
A-10		Intentionally deleted
A-11		Intentionally deleted
A-12	252	2775 US Hwy 75, Lebo (Beto Junction), KS 66856	2015
A-13	28	145 Richwood Road, Walton, KY 41094	2015
A-14	180	1682 Gause Blvd., Slidell, LA 70458	2015
A-15	19	1400 Elkton Road, Elkton, MD 21921	2015
A-16	175	3265 N. Service Road East, Foristell, MO 63348	2015
A-17	193	8033 W. Holling Rd., Alda (Grand Island), NE 68810	2015
A-18	6	2 Simpson Road, Columbia, NJ 07832	2015
A-19	81	2501 University Blvd. NE, Albuquerque, NM 87107	2015
A-20	207	753 Upper Court St., Binghamton, NY 13904	2015
A-21	194	8420 Alleghany Rd., Corfu (Pembroke), NY 14036	2015
A-22	221	153 Wiggins Road, Candler, NC 28715	2015
A-23		Intentionally deleted
A-24	139	12403 US Rt. 35 NW, Jeffersonville, OH 43128	2015
A-25	95	4450 Portage St. NW, North Canton, OH 44720	2015
A-26	152	P.O. Box 171, Sayre, OK 73662	2015
A-27	67	5644 SR 8, Harrisville (Barkeyville), PA 16038	2015
A-28	68	5600 Nittany Valley Drive, Lamar, PA 16848	2015
A-29	179	3014 Paxville Highway, Manning, SC 29102	2015
A-30	245	155 Hwy. 138, Denmark (Jackson), TN 38391	2015
A-31	34	111 N. First Street, Nashville, TN 37213	2015
A-32	150	7751 Bonnie View Road, Dallas (South), TX 75241	2015
A-33	153	1010 Beltway Parkway, Laredo, TX 78045	2015
A-34	232	4817 I-35 North, New Braunfels, TX 78130	2015
A-35	32	RR1, Valley Grove, WV 26060	2015
A-36	188	P.O. Box 400, Ft. Bridger, WY 82933	2015
A-37	242	15874 Eleven Mile Road, Battle Creek, MI 49014	2015
A-38	246	3747 Express Drive, Holbrook, AZ 86025	2015

Exhibits A-1 - A-42

A-39		Intentionally deleted
A-40		Intentionally deleted
A-41	225	1010 North 339th Avenue, Tonopah, AZ	2015
A-42	146	981 Cassville-White Road, Cartersville, GA 30121	2015

[See attached copies.]

Exhibits A-1 - A-42